Supplement to the John Hancock Tax-Free Income Funds Prospectus
                              dated January 1, 2003



John Hancock California Tax-Free Income Fund
John Hancock High Yield Municipal Bond Fund
John Hancock Massachusetts Tax-Free Income Fund
John Hancock New York Tax-Free Income Fund
John Hancock Tax-Free Bond Fund


The "Portfolio Managers" section for each fund has been deleted and replaced with the following:


  Barry H. Evans, CFA
   Joined fund team in 1998
  Dianne Sales, CFA
   Joined fund team in 1995

On page 22, the Management Biography for Cynthia M. Brown has been deleted.


April 10, 2003